                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06576

                           SCUDDER ADVISOR FUNDS III
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder PreservationPlus Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

27 Trustees and Officers

PreservationPlus Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns*
Scudder PreservationPlus Fund	1-Year	3-Year	5-Year	Life of Class***
Investment Class	5.16%	5.28%	5.35%	5.35%
Lehman 1-3 Year US Government/Credit Index+	3.81%	6.76%	5.91%	5.91%
iMoneyNet First-Tier Retail Money Funds Average++	.61%	2.19%	3.32%	3.32%
Wrapped Lehman Intermediate Aggregate Bond Index+++	5.65%	6.02%	6.07%	6.07%

Scudder PreservationPlus Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	5.40%	5.54%	5.64%	5.67%
Lehman 1-3 Year US Government/Credit Index+	3.81%	6.76%	5.91%	6.21%
iMoneyNet First-Tier Retail Money Funds Average++	.61%	2.19%	3.32%	3.57%
Wrapped Lehman Intermediate Aggregate Bond Index+++	5.65%	6.02%	6.07%	6.08%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 9/30/03	$ 10.00	$ 10.00
9/30/02	$ 10.00	$ 10.00
Distribution Information: Twelve Months: Income Dividends	$ .50	$ .53
Capital Gains Distributions++	$ .34	$ .34
September Income Dividend	$ .0350	$ .0371

++ The Fund declared a capital gain distribution of $.34 per share and a corresponding reverse stock split of .966 per share.
Institutional Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	230	of	411	56
3-Year	293	of	301	98
5-Year	124	of	222	56

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*

[] Scudder PreservationPlus Fund - Institutional Class

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Funds Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index+++

Yearly periods ended September 30

Comparative Results*
Scudder PreservationPlus Fund		1-Year	3-Year	5-Year	Life of Class***	Life of Class**
Investment Class	Growth of $10,000	$10,516	$11,669	$12,975	$12,988	NA
	Average annual total return	5.16%	5.28%	5.35%	5.35%	NA
Institutional Class	Growth of $10,000	$10,540	$11,755	$13,155	NA	$13,770
	Average annual total return	5.40%	5.54%	5.64%	NA	5.67%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,381	$12,167	$13,327	$13,327	$14,140
	Average annual total return	3.81%	6.76%	5.91%	5.91%	6.21%
iMoneyNet First- Tier Retail Money Funds Average++	Growth of $10,000	$10,061	$10,647	$11,628	$11,628	$12,203
	Average annual total return	.61%	2.19%	3.32%	3.32%	3.57%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $10,000	$10,565	$11,916	$13,429	$13,429	$14,042
	Average annual total return	5.65%	6.02%	6.07%	6.07%	6.08%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.
*** Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
+++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Performance excludes the impact of the 2% maximum redemption fee, which may apply or be waived in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Advance notice of plan withdrawal may be necessary to avoid a redemption fee (see the prospectus for details).

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable net asset value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These Wrapper Agreements are intended to stabilize the net asset value per share. Please see the prospectus for more information on these Wrapper Agreements.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder PreservationPlus Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management.

• Portfolio Manager of the portfolio since its inception.

• Joined Deutsche Asset Management in 1980.

• Head of North America Fixed Income.

John D. Axtell

Managing Director of Deutsche Asset Management.

• Portfolio Manager overseeing the Wrapper Agreements in the portfolio since its inception.

• Joined Deutsche Asset Management in 1990.

• Head of the Stable Value Management Group.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management.

• Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds.

• Joined Deutsche Asset Management in 1996.

Scudder PreservationPlus Fund was the first SEC registered mutual fund specifically designed as an investment alternative to traditional GIC commingled funds and other stable value products.1 The fund is open to investors in participant-directed employee benefit plans that meet certain eligibility criteria, including corporate 401(k), public 457 and not-for-profit 403(b) plans. The objective of PreservationPlus Fund is to seek a high level of current income while seeking to maintain a stable value per share.

1 Business and Management Practices, 9/97.

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including Scudder PreservationPlus Fund. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and that wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the net asset value of the Scudder PreservationPlus Fund (see Note H on page 24 in the fund's Notes to Financial Statements).

In the following interview, New York-based Portfolio Managers John Axtell, Eric Kirsch, and Sean McCaffrey discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2003.

Q: How did Scudder PreservationPlus Fund perform during its fiscal year?

2 Source: Morningstar, Inc. This fund was rated 5 stars for the 3-year and 5-year periods ending 9/30/03. For these time periods, there were 66 and 43 US-domiciled funds, respectively, in the Ultrashort Bond category. Ratings are for Class INST shares; other share classes may vary. Past performance is not indicative of future results. The fund was rated exclusively against US-domiciled funds. Ratings are for the Institutional Class only. Other classes may vary.
© 2003 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

A: Scudder PreservationPlus Fund Institutional Class shares produced a total return of 5.40% for the 12 months ended September 30, 2003. The Lehman 1-3 Year US Government/Credit Index produced a total return of 3.81% for the same annual period. (See pages 3 through 5 for performance of other share classes.)

As of September 30, 2003, Morningstar(R) rated Scudder PreservationPlus Fund Institutional Class the highest Overall Morningstar Rating™ (five stars) among 66 ultrashort bond funds, and five stars for the five-year period among 43 ultrashort bond funds based on risk-adjusted performance.2 The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics.

The fund was diversified across the major sectors of the investment grade fixed income market. As of September 30, 2003, the portfolio was allocated 25.8% to corporate bonds, 32.7% to mortgage-backed securities, 23.1% to asset-backed securities, 11.5% to US Treasuries and agencies and 6.9% to cash equivalents and other investments, including Wrapper Agreements. This allocation of fixed income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The Wrapper Agreements are intended to stabilize the fund's net asset value (NAV) per share.

Q: Could you provide us with more details about the Wrapper Agreements and their impact on the Scudder PreservationPlus Fund?

A: Scudder PreservationPlus Fund was the first SEC registered mutual fund to make use of Wrapper Agreements to seek to maintain principal stability. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. As of the end of the period, we were using three Wrapper Agreements, each of which covers a portion of the fixed income securities in the portfolio covered by such agreements. The Wrapper Agreements held by the portfolio as of September 30, 2003 are issued by Bank of America, NA and Transamerica Life Insurance & Annuity Co., each of which covered approximately 37.5% of the fixed income securities in the portfolio covered by such agreements, and National Westminster Bank PLC, which covered approximately 25% of the fixed income securities in the portfolio covered by such agreements. National Westminster Bank PLC elected to convert their contract to a fixed maturity contract, which management implemented in the third quarter of 2003. A fixed maturity contract is one that terminates at a specified date. This conversion has had only a modest impact, reducing the yield of the fund by approximately 20 basis points. We terminated the Wrapper Agreement issued by Credit Suisse Financial Products during October 2002. It should be noted that there are some risks associated with Wrapper Agreements, which are described in the fund's prospectus.

The fund has maintained a high quality portfolio overall. Measured using Standard & Poor's ratings, the average credit quality of investments in the fund was AAA at the end of the annual period, and the average credit quality of the issuers of the Wrapper Agreements was AA- on September 30, 2003. The fund's average duration at the end of the fiscal year stood at 2.79 years.3

3 Ratings are subject to change and do not remove market risk.

Q: Did the fixed income market environment support the positive performance of the fund during the annual period?

A: Overall, the US fixed income markets performed well during the annual period. For the 12 months ended September 30, 2003, the Lehman Brothers Aggregate Bond Index4 produced a total return of 5.41%. Commercial mortgage-backed securities returned 6.00% on a total return basis. US credits had a total return of 10.47%, as corporate bonds generally performed strongly, reversing their trend from 2002. US credits, formerly known as the corporate sector, account for approximately 27% of the Lehman Brothers Aggregate Bond Index. Within the Lehman Brothers Aggregate Bond Index, lower-rated credits outperformed higher-rated credits. The Lehman Aaa Index5 returned 3.66% for the twelve-month period, while the Lehman Baa Index returned 15.41% for the same time frame.6

4 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lehman Aaa Index is the Aaa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Aaa Index measures Aaa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.
6 The Lehman Baa Index is the Baa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Baa Index measures Baa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.

Federal Reserve Board action continued to be a major influence on the US fixed income markets. After a year of holding interest rates steady, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6, 2002 in an effort to jumpstart an economy that it thought may be decelerating. At the same time, it changed its economic assessment of risks in the economy to "balanced." Then, on June 25, 2003, the Federal Reserve Board cut the targeted federal funds rate by 25 basis points to 1.00% in an effort to further support the economy and stimulate more growth over a longer period of time. This was the 13th time since the start of 2001 that the Federal Reserve Board cut rates, bringing interest rates to their lowest level since 1958. While the Federal Reserve Board's economic risk assessment was again "balanced," it also acknowledged a concern over deflationary pressures. Since then, the Federal Reserve Board has kept interest rates unchanged, stating in mid-September that it believed its accommodative stance of monetary policy "can be maintained for a considerable period."

For the 12 months as a whole, the US Treasury yield curve steepened, with short-term rates following the federal funds rate lower while the longer-term end was modestly higher in yield. Three-month Treasury bill yields fell 61 basis points to 0.94%, and two-year Treasury note yields decreased 23 basis points to 1.46%. Ten-year Treasury yields rose 34 basis points to 3.93%, and the thirty-year Treasury yield increased 21 basis points to 4.88%. Even with the back-up in yields at the longer end of the yield curve, the Lehman US Treasury Index produced a positive total return of 3.26% for the annual period.7 Continued commitment by the Federal Reserve Board to keep the federal funds rate low anchored the short end of the US Treasury yield curve. Several factors caused volatility in the longer US Treasury maturities. These included the ascent of the US equity markets, growing evidence of a pick-up in aggregate demand in the economy, substantial fiscal and monetary stimulus, reduced geopolitical uncertainty after the end of active military operations in Iraq, increased consumer spending, and, perhaps most encouragingly, a rise in business investment - even though all of this was with little, if any, revival in labor market indicators.

7 The Lehman US Treasury Index is the US Treasury component of the Lehman US Government Index, which is, in turn a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman US Treasury Index measures the public obligations of the US Treasury with a remaining maturity of one year or more.

Q: The Scudder PreservationPlus Fund is weighted towards the corporate, asset-backed and mortgage sectors. How did these sectors perform during the annual period?

A: In contrast to the prior fiscal year, all three sectors outperformed US Treasuries on a total return basis for the annual period. Still, the mortgage-backed sector was volatile, impacted by higher prepayments, as low interest rates kept refinancing high. The asset-backed sector generally performed well, as the manufactured housing sub-sector reversed earlier underperformance. As last fiscal year's headlines about corporate earnings quality, accounting integrity concerns, ratings downgrades, and high profile corporate bankruptcies moved off the front page and the market shifted its focus to geopolitical events and US economic recovery, the US credit sector was the stellar performer over the twelve months ended September 30, 2003. US credit yield spreads over US Treasuries tightened significantly from historically wide levels. For the annual period, these sectors of the Lehman Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 3.50%; asset-backed securities, 4.35%; and US credits, 10.47%.

We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets - corporate, mortgage- and asset-backed securities - at the maximum yield possible.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Asset Backed	23%	16%
US Government Agency Pass-Thrus	21%	21%
Corporate Bonds	20%	15%
US Treasury Obligations	9%	9%
Collateralized Mortgage Obligations	7%	3%
Foreign Bonds - US$ Denominated	5%	5%
Government National Mortgage Association	4%	6%
US Agency Obligations	3%	2%
Cash Equivalents and Other Assets and Liabilities, Net[a]	8%	23%
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investment in the PreservationPlus Portfolio, at value	$ 188,175,408
Receivable for Fund shares sold	139,150
Other assets	16,287
Total assets	188,330,845
Liabilities
Due to Portfolio	6,416
Dividend payable	137,294
Payable for Fund shares redeemed	43,979
Other accrued expenses and payables	382,555
Total liabilities	570,244
Net assets, at value	$ 187,760,601
Net Assets
Net assets consist of: Undistributed net investment income	48,750
Net unrealized appreciation (depreciation) on: Investments	6,600,748
Wrapper agreements	(14,469,439)
Accumulated net realized gain (loss)	1,024,902
Paid-in capital	194,555,640
Net assets, at value	$ 187,760,601
Net Asset Value
Investment Class Net Asset Value, offering and redemption price per share ($97,090,066 / 9,709,559 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00
Institutional Class Net Asset Value, offering and redemption price per share ($90,670,535 / 9,069,178 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Net investment income allocated from the PreservationPlus Portfolio: Interest	$ 6,539,613
Credit rate income	1,626,355
Mortgage dollar roll income	294,805
Dividends from Cash Management Fund Institutional	417,271
Expenses[a]	(536,909)
Net investment income from the PreservationPlus Portfolio	8,341,135
Expenses: Administrator service fee	266,274
Shareholder servicing fee	189,714
Auditing	30,221
Legal	27,491
Trustees' fees and expenses	4,711
Reports to shareholders	41,576
Registration fees	30,145
Other	45,049
Total expenses, before expense reductions	635,181
Expense reductions	(371,657)
Total expenses, after expense reductions	263,524
Net investment income	8,077,611
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	940,056
Net unrealized appreciation (depreciation) during the period on: Investments	(1,847,948)
Wrapper agreements	613,087
Net gain (loss) on investments	(294,805)
Net increase (decrease) in net assets resulting from operations	$ 7,782,806

a For the year ended September 30, 2003, the Advisor of the PreservationPlus Portfolio waived fees of which $336,554 was allocated to the Fund on a prorated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 8,077,611	$ 13,029,973
Net realized gain (loss) on investment transactions	940,056	6,153,335
Net unrealized appreciation (depreciation) on investments during the period	(1,847,948)	(338,244)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	613,087	(5,815,091)
Net increase (decrease) in net assets resulting from operations	7,782,806	13,029,973
Distributions to shareholders: Net investment income: Investment Class	(3,754,289)	(2,414,557)
Institutional Class	(4,028,082)	(9,520,920)
Institutional Service Class[a]	-	(1,094,496)
Net realized gains: Investment Class	(2,101,230)	(540,473)
Institutional Class	(2,427,878)	(1,706,553)
Institutional Service Class[a]	-	(367,347)
Fund share transactions: Proceeds from shares sold	76,222,298	93,348,246
Reinvestment of distributions	12,100,690	15,402,800
Cost of shares redeemed	(133,401,506)	(155,108,753)
Net increase (decrease) in net assets from Fund share transactions	(45,078,518)	(46,357,707)
Increase (decrease) in net assets	(49,607,191)	(48,972,080)
Net assets at beginning of period	237,367,792	286,339,872
Net assets at end of period (including undistributed net investment income of $48,750 at September 30, 2003)	$ 187,760,601	$ 237,367,792

a Effective April 30, 2002, Institutional Service Class closed.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class[a]
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.52	.51	.54	.55	.51
Net realized and unrealized gain (loss) on investment transactions	(.02)	-	-	-	-
Total from investment operations	.50	.51	.54	.55	.51
Less distributions from: Net investment income	(.50)	(.51)	(.54)	(.55)	(.51)
Net realized gain on investment transactions	(.34)	(.10)	-	-	(.05)
Reverse stock split[b]	.34	.10	-	-	.05
Total distributions	(.50)	(.51)	(.54)	(.55)	(.51)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[c]	5.16	5.18	5.50	5.64	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	54	51	36	17
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	1.19	1.16	1.07	1.05	1.18
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.65	.65	.65	.65	.80
Ratio of net investment income (%)	5.16	5.56	5.34	5.49	5.20
[a] On January 31, 2000, PreservationPlus Fund Service Class was renamed Preservation Plus Fund Investment Class.
[b] See Note F in Notes to Financial Statements.
[c] Total returns would have been lower had certain expenses not been reduced.

Institutional Class
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.55	.54	.56	.58	.55
Net realized and unrealized gain (loss) on investment transactions	(.02)	-	-	-	-
Total from investment operations	.53	.54	.56	.58	.55
Less distributions from: Net investment income	(.53)	(.54)	(.56)	(.58)	(.55)
Net realized gain on investment transactions	(.34)	(.10)	-	-	(.05)
Reverse stock split[a]	.34	.10	-	-	.05
Total distributions	(.53)	(.54)	(.56)	(.58)	(.55)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[b]	5.40	5.45	5.77	5.91	5.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	184	199	199	187
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.79	.69	.65	.60	.66
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.40	.40	.40	.40	.40
Ratio of net investment income (%)	5.41	5.81	5.61	5.76	5.53
[a] See Note F in Notes to Financial Statements. [b] Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Fund ("Scudder PreservationPlus Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds III (formerly BT Pyramid Mutual Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At September 30, 2003, the Fund owned approximately 100% of the PreservationPlus Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares: Institutional and Investment Class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including wrapper agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Substantially all of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 186,044
Undistributed net long-term capital gains	$ 1,072,546
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation)	$ (7,916,295)

In addition, during the years ended September 30, 2003 and September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2003	2002
Distributions from ordinary income*	$ 10,073,257	$ 15,121,471
Distributions from long-term capital gains	$ 2,238,222	$ 522,875

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including Wrapper Agreements, in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended September 30, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Institutional Class shares at 0.40% and Investment Class shares at 0.65%, including expenses allocated from the Portfolio. Under these agreements, the Advisor reimbursed additional expenses of $105,383.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.10% of the Institutional Class average daily net assets and 0.25% of the Investment Class average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed
Institutional Class	$ 76,560	$ 76,560
Investment Class	189,714	189,714
	$ 266,274	$ 266,274

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for the Investment Class. ICCC in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Total Unpaid	Effective Rate
Investment Class	$ 189,714	$ 110,140.25%

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Scudder Distributors, Inc., an affiliate of the Advisor and Administrator, serves as the distributor for the Fund.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares that are not qualified and that are made when the redemptions of shares are not directed by plan participants and that are made on less than 12 months prior notice are subject to a redemption fee of 2% of the amount redeemed which is recorded as a payable to the wrapper provider. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2003, there were three shareholders who individually held greater than 10% of the outstanding shares of the PreservationPlus Fund. These shareholders held 30%, 29% and 10%, respectively, of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	2,533,154	$ 25,337,040	4,621,749	$ 46,217,489
Institutional Service Class*	-	-	400,302	4,003,021
Investment Class	5,088,526	50,885,258	4,312,774	43,127,736
		$ 76,222,298		$ 93,348,246
Shares issued to shareholders in reinvestment of distributions
Institutional Class	636,830	$ 6,368,317	1,119,114	$ 11,191,047
Institutional Service Class*	-	-	130,451	1,304,508
Investment Class	573,238	5,732,373	290,724	2,907,245
		$ 12,100,690		$ 15,402,800
Reverse stock split
Institutional Class	(241,840)	$ -	(170,665)	$ -
Institutional Service Class*	-	-	(36,735)	-
Investment Class	(210,123)	-	(54,047)	-
		$ -		$ -
Shares redeemed
Institutional Class	(12,214,774)	$ (122,147,699)	(7,102,706)	$ (71,027,060)
Institutional Service Class*	-	-	(4,140,634)	(41,428,988)
Investment Class	(1,125,405)	(11,253,807)	(4,265,181)	(42,652,705)
		$ (133,401,506)		$ (155,108,753)
Net increase (decrease)
Institutional Class	(9,286,630)	$ (90,442,342)	(1,532,508)	$ (13,618,524)
Institutional* Service Class	-	-	(3,646,616)	(36,121,459)
Investment Class	4,326,236	45,363,824	284,270	3,382,276
		$ (45,078,518)		$ (46,357,707)

* Effective April 30, 2002, Institutional Service Class closed.

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 19, 2002, the Fund declared a capital gain distribution of $0.34 per share and a corresponding reverse stock split of .966 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.

G. Other Information

On October 1, 2002, one shareholder who held 49% of total shares outstanding of the Fund redeemed out of the Fund.

H. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Fund. In the event that the commissioners of the Securities Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Portfolio's Wrapper Agreements would be different and the Fund would not be able to maintain a stable net asset value per share. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in a net asset value per share of greater/less than $10 per share. At September 30, 2003, the Portfolio's Wrapper Agreements had a fair value of $8,625,119, which the Portfolio reflected as a payable to the wrapper providers, of which approximately $8,625,119 is allocable to the Fund based on its ownership interest in the Portfolio.

Report of Ernst and Young LLP, Independent Auditors

To the Board of Trustees of Scudder Advisor Funds III and the Shareholders of Scudder PreservationPlus Fund

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 7, 2003

Tax Information (Unaudited)

The fund paid distributions of $.17 per share from net long-term capital gains during its year ended September 30, 2003, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,237,000 as capital gain dividends for its year ended September 30, 2003, of which 63% represents 15% rate gains and 37% represents 20% rate gains.

Consult your tax advisor for state specific information.

Trustees and Officers

The following individuals hold the same position with the Fund and Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Vice President since 2000 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds III of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 20.4%
Consumer Discretionary 1.3%
DaimlerChrysler NA Holding Corp.:
6.4%, 5/15/2006	350,000	379,613
6.9%, 9/1/2004	175,000	182,648
7.2%, 9/1/2009	425,000	476,260
FPL Group Capital, Inc., 6.125%, 5/15/2007	75,000	82,838
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	56,709
Target Corp., 5.95%, 5/15/2006	100,000	109,883
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,100,797
		2,388,748
Consumer Staples 1.6%
Anheuser-Busch Companies, Inc., 9.0%, 12/1/2009	400,000	516,886
Coca-Cola Co., 5.75%, 3/15/2011	50,000	55,488
Coca-Cola Enterprises, Inc., 2.5%, 9/15/2006	500,000	502,272
Kimberly-Clark Corp., 5.0%, 8/15/2013	50,000	52,336
Kraft Foods, Inc.: 4.625%, 11/1/2006	120,000	126,121
5.625%, 11/1/2011	250,000	263,495
McDonald's Corp., 6.5%, 8/1/2007	500,000	561,143
Sara Lee Corp., 3.875%, 6/15/2013	100,000	94,823
UST, Inc., 6.625%, 7/15/2012	100,000	111,880
Wal-Mart Stores, Inc.:
4.55%, 5/1/2013	250,000	252,488
6.875%, 8/10/2009	300,000	352,654
Whitman Corp., 6.0%, 5/1/2004	160,000	164,209
		3,053,795
Energy 0.5%
ChevronTexaco Capital Co., 6.625%, 10/1/2004	250,000	261,584
Conoco, Inc., 6.35%, 4/15/2009	360,000	408,950
Florida Power and Light, 6.875%, 12/1/2005	200,000	221,361
		891,895
Financials 12.3%
ABN Amro Bank NV, 7.125%, 6/18/2007	200,000	229,926
Allstate Corp., 7.2%, 12/1/2009	300,000	296,263
American Express Co., 4.875%, 7/15/2013	25,000	25,536
American General Finance, 7.45%, 1/15/2005	1,000,000	1,074,328
American International Group, Inc., 144A, 4.25%, 5/15/2013	50,000	48,213
Bank of America Corp.:
4.75%, 10/15/2006	500,000	533,706
4.875%, 1/15/2013	400,000	407,191
6.25%, 4/15/2012	100,000	111,884
7.125%, 5/12/2005	400,000	435,615
Bank of New York Co., Inc., 7.3%, 12/1/2009	200,000	238,114
Bank One Corp., 5.25%, 1/30/2013	500,000	521,671
Bear Stearns Co., Inc., 3.0%, 3/30/2006	400,000	409,208
Berkshire Hathaway, Inc., 144A, 3.375%, 10/15/2008	200,000	201,036
Boeing Capital Corp., 5.8%, 1/15/2013	200,000	209,108
Chubb Corp., 6.0%, 11/15/2011	100,000	108,955
CIT Group, Inc., 7.75%, 4/2/2012	150,000	178,030
Citigroup, Inc.:
6.5%, 1/18/2011	250,000	285,667
6.75%, 12/1/2005	350,000	385,179
7.25%, 10/1/2010	400,000	473,792
Credit Suisse First Boston USA, Inc.:
4.625%, 1/15/2008	500,000	526,786
6.125%, 11/15/2011	50,000	54,772
First Union Corp., 7.55%, 8/18/2005	500,000	553,450
First Union National Bank, 7.125%, 10/15/2006	300,000	344,709
FleetBoston Financial Corp., 7.375%, 12/1/2009	200,000	236,476
Ford Motor Credit Co.:
6.5%, 1/25/2007	250,000	264,202
7.375%, 10/28/2009	700,000	746,132
7.6%, 8/1/2005	400,000	429,925
General Electric Capital Corp.:
2.85%, 1/30/2006	1,000,000	1,020,068
5.0%, 2/15/2007	500,000	537,337
5.375%, 3/15/2007	100,000	108,668
6.8%, 11/1/2005	200,000	220,470
8.625%, 6/15/2008	500,000	613,158
General Motors Acceptance Corp.:
4.75%, 7/15/2006	400,000	408,514
6.125%, 9/15/2006	500,000	531,148
6.75%, 1/15/2006	300,000	320,855
6.875%, 8/28/2012	200,000	206,923
7.0%, 2/1/2012	250,000	260,287
Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	250,000	247,416
6.65%, 5/15/2009	175,000	201,336
6.875%, 1/15/2011	325,000	373,700
Hartford Financial Services Group, 7.9%, 6/15/2010	100,000	120,336
Heller Financial, Inc., 6.0%, 3/19/2004	150,000	153,291
Household Finance Corp.:
3.375%, 2/21/2006	265,000	272,152
6.5%, 1/24/2006	225,000	246,886
6.75%, 5/15/2011	200,000	228,101
8.0%, 7/15/2010	300,000	363,550
International Bank for Reconstruction & Development, 3.625%, 5/21/2013	250,000	241,931
John Deere Capital Corp., 6.0%, 2/15/2009	250,000	278,560
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	50,000	54,914
JP Morgan Chase & Co., 6.75%, 2/1/2011	225,000	258,515
Key Bank NA, 7.25%, 6/1/2005	200,000	217,694
KFW International Finance: 4.25%, 4/18/2005	1,000,000	1,042,734
8.2%, 6/1/2006	120,000	138,850
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	200,000	220,578
6.625%, 1/18/2012	100,000	113,753
7.75%, 1/15/2005	150,000	162,729
7.875%, 11/1/2009	150,000	180,985
MetLife, Inc., 6.125%, 12/1/2011	100,000	109,394
Morgan Stanley, 5.3%, 3/1/2013	150,000	155,006
Morgan Stanley Dean Witter, 8.33%, 1/15/2007	750,000	871,978
National City Bank:
2.5%, 4/17/2006	500,000	503,426
Series BKNT, 6.2%, 12/15/2011	100,000	110,903
National Rural Utilities Co., 3.0%, 2/15/2006	500,000	509,789
SLM Corp., 3.625%, 3/17/2008	150,000	151,950
Toyota Motor Credit Corp.:
2.875%, 8/1/2008	200,000	198,680
5.5%, 12/15/2008	500,000	557,109
5.625%, 11/13/2003	100,000	100,501
US Bancorp., 2.75%, 3/30/2006	100,000	101,649
US Bank National Association:
6.3%, 2/4/2014	100,000	112,433
6.375%, 8/1/2011	200,000	227,061
Verizon Global Funding Corp., 7.25%, 12/1/2010	100,000	117,202
Wells Fargo & Co.:
5.125%, 2/15/2007	200,000	214,803
5.125%, 9/1/2012	200,000	208,225
6.45%, 2/1/2011	100,000	113,993
7.25%, 8/24/2005	150,000	165,340
		23,204,755
Health Care 0.6%
Aetna, Inc., 7.125%, 8/15/2006	50,000	56,361
Eli Lilly & Co., 2.9%, 3/15/2008	450,000	448,050
Johnson & Johnson, 3.8%, 5/15/2013	95,000	91,724
UnitedHealth Group, Inc., 5.2%, 1/17/2007	100,000	108,182
Wyeth:
5.25%, 3/15/2013	200,000	207,383
6.25%, 3/15/2006	200,000	219,381
		1,131,081
Industrials 0.6%
Caterpillar, Inc., 7.25%, 9/15/2009	100,000	119,335
Emerson Electric Co., 4.5%, 5/1/2013	250,000	249,414
General Dynamics Corp., 2.125%, 5/15/2006	250,000	250,845
Rockwell Automation, Inc., 6.15%, 1/15/2008	250,000	278,545
United Technologies Corp., 7.0%, 9/15/2006	200,000	226,444
		1,124,583
Information Technology 0.2%
First Data Corp., 4.7%, 8/1/2013	50,000	50,250
IBM Corp., 5.375%, 2/1/2009	300,000	328,449
Scana Corp., 6.25%, 2/1/2012	100,000	110,984
		489,683
Materials 0.8%
Alcoa, Inc.:
5.875%, 6/1/2006	455,000	498,783
6.0%, 1/15/2012	50,000	55,062
E.I. du Pont de Nemours, 6.875%, 10/15/2009	300,000	353,887
Praxair, Inc., 3.95%, 6/1/2013	100,000	95,422
Rohm & Haas Co., 6.95%, 7/15/2004	150,000	155,820
Weyerhaeuser Co., 7.25%, 7/1/2013	250,000	285,371
		1,444,345
Telecommunication Services 1.5%
Cingular Wireless:
5.625%, 12/15/2006	200,000	217,964
6.5%, 12/15/2011	150,000	169,601
GTE North, Inc., 5.65%, 11/15/2008	500,000	548,444
GTE Southwest, Inc., 6.23%, 1/1/2007	1,000,000	1,108,482
SBC Communications, Inc., 6.25%, 3/15/2011	50,000	55,854
Verizon New York, Inc., 6.875%, 4/1/2012	60,000	68,512
Verizon Wireless, Inc., 5.375%, 12/15/2006	200,000	216,230
Vodafone Group PLC:
7.5%, 7/15/2006	200,000	226,853
7.625%, 2/15/2005	150,000	162,348
		2,774,288
Utilities 1.0%
Consolidated Edison Co. of New York, Inc., 3.85%, 6/15/2013	100,000	94,479
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	400,000	454,685
KeySpan Corp., 7.25%, 11/15/2005	200,000	221,499
National Rural Utilities Co., 6.0%, 5/15/2006	100,000	109,404
PacifiCorp., 5.45%, 9/15/2013	50,000	52,871
Virginia Electric & Power, Series A, 5.375%, 2/1/2007	100,000	108,035
Wisconsin Energy Corp., 6.5%, 4/1/2011	150,000	167,995
Wisconsin Power & Light Co., 7.0%, 6/15/2007	570,000	643,748
		1,852,716
Total Corporate Bonds (Cost $36,048,075)		38,355,889

Foreign Bonds - US$ Denominated 5.1%
Abbey National PLC, 6.69%, 10/17/2005	200,000	219,483
Aegon NV, 4.75%, 6/1/2013	100,000	99,280
African Development Bank, 3.25%, 8/1/2008	50,000	50,395
Barclays Bank PLC, 7.4%, 12/15/2009	140,000	169,770
BHP Billiton Finance BV, 4.8%, 4/15/2013	200,000	203,733
British Telecommunications PLC, 0.0%, 12/15/2005	300,000	335,361
Canadian Government, 5.25%, 11/5/2008	1,000,000	1,105,827
Corp. Andina De Fomento, 7.75%, 3/1/2004	125,000	128,008
Deutsche Ausgleichsbank, 6.5%, 9/15/2004	275,000	288,527
European Investment Bank, 4.625%, 3/1/2007	750,000	810,722
France Telecom, 8.7%, 3/1/2006	100,000	113,141
HSBC Holding PLC, 7.5%, 7/15/2009	200,000	237,086
Inter-American Development Bank:
5.375%, 11/18/2008	750,000	833,545
6.125%, 3/8/2006	1,000,000	1,101,276
6.375%, 10/22/2007	100,000	113,718
6.5%, 10/20/2004	150,000	157,995
National Westminster Bank, 7.375%, 10/1/2009	200,000	237,396
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	150,000	168,242
Province of Ontario, 6.0%, 2/21/2006	1,150,000	1,256,950
Province of Quebec: 5.75%, 2/15/2009	150,000	166,620
7.0%, 1/30/2007	500,000	570,374
Repsol International Finance, 7.45%, 7/15/2005	325,000	354,220
Republic of Chile, 6.875%, 4/28/2009	75,000	86,250
Republic of Italy:
4.375%, 6/15/2013	200,000	201,326
5.625%, 6/15/2012	200,000	221,962
Republic of Portugal, 5.75%, 10/8/2003	150,000	150,105
Rio Tinto Financial USA Ltd., 2.625%, 9/30/2008	50,000	48,409
Santander Financial Issuances, 7.0%, 4/1/2006	150,000	166,108
Telefonica Europe BV, 7.35%, 9/15/2005	35,000	38,532
Total Foreign Bonds - US$ Denominated (Cost $8,890,573)		9,634,361

Asset Backed 23.0%
American Express Credit Account Master Trust "A", Series 1999-2, 5.95%, 12/15/2006	550,000	566,244
Bank One Issuance Trust "A4", Series 2002-A4, 2.94%, 6/16/2008	1,000,000	1,021,834
California Infrastructure:
"A6", Series 1997-1, 6.38%, 9/25/2008	1,000,000	1,074,511
"A7", Series 1997-1, 6.42%, 9/25/2008	1,932,849	2,073,856
Capital Auto Receivables Asset Trust "CTFS", Series 2002-2, 4.18%, 10/15/2007	381,641	390,525
Chase Credit Card Master Trust "A", Series 1999-3, 6.66%, 1/15/2007	250,000	261,441
Chase Funding Mortgage Loan "IA6", Series 1999-4, 7.407%, 9/25/2011	252,171	275,849
Chase Manhattan Auto Owner Trust: "A4", Series 2003-A, 2.06%, 12/15/2009	1,600,000	1,579,955
"A4", Series 2003-B, 2.57%, 2/16/2010	1,000,000	1,000,259
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	300,000	330,411
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,500,000	2,799,800
"A", Series 1999-5, 6.1%, 5/15/2008	1,650,000	1,815,459
Conseco Recreational Enthusiast Consumer Trust, Series 2001-A, 4.6%, 6/15/2012	1,816,796	1,858,248
Daimler Chrysler Auto Trust "A4", Series 2002-C, 3.09%, 1/8/2008	1,200,000	1,229,358
Discover Card Master Trust I "A", Series 2000-9, 6.35%, 7/15/2008	1,350,000	1,477,835
First USA Credit Card Master Trust "A", Series 1997-2, 1.25%*, 1/17/2007	2,000,000	2,000,063
Fleet Credit Card Master Trust II "A", Series 1999-C, 6.9%, 4/16/2007	250,000	263,473
Ford Credit Auto Owner Trust:
"B", Series 2002-C, 4.22%, 12/15/2006	320,000	333,628
"B", Series 2001-D, 5.01%, 3/15/2006	740,000	761,821
"A4", Series 2002-B, 4.75%, 8/15/2006	1,000,000	1,050,412
Green Tree Financial Corp. "A6", Series 1997-5, 6.82%, 5/15/2029	3,054,561	3,084,383
Illinois Power Special Purpose Trust, "A6", Series 1998-1, 5.54%, 6/25/2009	400,000	435,119
Irwin Home Equity "2A3", Series 2001-2, 4.85%, 12/25/2014	271,062	272,371
MBNA Credit Card Master Note Trust "B1", Series 2002-B1, 5.15%, 7/15/2009	1,190,000	1,273,985
MBNA Master Credit Card Trust:
"A", Series 1999-D, 1.31%*, 11/17/2008	2,000,000	2,008,107
"A", Series 1999-B, 5.9%, 8/15/2011	850,000	949,362
"A", Series 1999-M, 6.6%, 4/16/2007	450,000	476,507
"A", Series 2000-E, 7.8%, 10/15/2012	500,000	606,145
MMCA Automobile Trust "B", Series 2001-2, 5.75%, 6/15/2007	106,029	107,989
Oakwood Mortgage Investors, Inc.: "A2", Series 2002-A, 5.01%, 3/15/2020	1,990,000	1,939,510
"A2", Series 2001-E, 5.05%, 11/15/2019	1,197,347	1,119,796
Peco Energy Transition Trust "A7", Series 1999-A, 6.13%, 3/1/2009	1,200,000	1,346,626
Providian Master Trust "A", Series 2000-1, 7.49%, 8/17/2009	110,000	113,933
PSE&G Transition Funding LLC "A5", Series 2001-1, 6.45%, 3/15/2013	700,000	806,734
Sears Credit Account Master Trust "A", Series 1999-1, 5.65%, 3/17/2009	375,000	387,161
SLM Student Loan Trust "A5A", Series 2003-4, 2.16%, 3/15/2033	1,000,000	1,004,375
Superior Wholesale Inventory Financing Trust "A1", Series 1999-A, 1.25%*, 5/15/2006	2,000,000	1,998,703
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	750,000	863,465
WFS Financial Owner Trust: "A4", Series 2003-1, 2.74%, 9/20/2010	500,000	503,825
"A4", Series 2003-2, 2.41%, 12/20/2010	1,800,000	1,798,713
Total Asset Backed (Cost $41,525,755)		43,261,791
US Treasury Obligations 8.6%
US Treasury Bond:
4.875%, 2/15/2012	590,000	638,514
5.0%, 2/15/2011	2,380,000	2,609,818
US Treasury Note:
1.5%, 7/31/2005	2,280,000	2,285,255
2.0%, 8/31/2005	6,592,000	6,663,069
2.375%, 8/15/2006	4,045,000	4,101,092
Total US Treasury Obligations (Cost $16,186,979)		16,297,748

US Government Agency Pass-Thrus 21.0%
Federal Home Loan Mortgage Corp.:
4.5%, with various maturity dates from 10/1/2018 until 8/1/2033	2,500,000	2,517,672
5.0%, with various maturity dates from 10/1/2018 until 10/1/2033	4,394,166	4,462,882
5.5%, with various maturity dates from 11/1/2013 until 10/1/2033 (e)	5,179,408	5,288,874
6.0%, with various maturity dates from 12/1/2008 until 10/1/2033 (e)	5,479,432	5,671,283
6.5%, with various maturity dates from 12/1/2028 until 9/1/2033	582,728	611,658
7.0%, with various maturity dates from 9/1/2025 until 8/1/2032	1,082,374	1,143,144
7.5%, with various maturity dates until 4/1/2027	76,715	86,509
Federal National Mortgage Association:
4.5%, with various maturity dates from 11/1/2018 until 11/1/2033 (d)	800,000	795,875
5.0%, with various maturity dates from 7/1/2018 until 11/1/2033 (d)	2,767,044	2,783,836
5.5%, with various maturity dates from 3/1/2018 until 10/1/2033 (e)	5,090,930	5,222,900
6.0%, with various maturity dates from 5/15/2011 until 10/1/2033 (d) (e)	2,941,814	3,062,281
6.5%, with various maturity dates from 5/1/2005 until 6/1/2033	5,141,439	5,366,521
7.0%, with various maturity dates from 9/1/2012 until 9/1/2032	1,121,615	1,188,778
8.0%, with various maturity dates from 5/1/2017 until 12/1/2023	907,788	992,388
8.5%, with various maturity dates from 1/1/2020 until 8/1/2031	303,140	326,781
Total US Government Agency Pass-Thrus (Cost $38,526,497)		39,521,382

Collateralized Mortgage Obligations 7.4%
Bear Stearns Commercial Mortgage Securities Corp., Series 2003-T10, 4.74%, 3/13/2040	1,300,000	1,320,778
Capco America Securitization Corp., Series 1998-D7, 6.26%, 10/15/2030	1,000,000	1,125,740
Chase Commercial Mortgage Securities Corp., Series 19997-2, 6.6%, 12/19/2029	1,500,000	1,670,907
DLJ Commercial Mortgage Corp., Series 1998-CG1, 6.41%, 6/10/2031	1,000,000	1,126,057
Federal Home Loan Mortgage Corp., Series 2693, 4.0%, 10/1/2018	1,930,000	1,981,266
First Union - Lehman Brothers-Bank of America, Series 1998-C2, 6.56%, 11/18/2035	1,020,000	1,155,732
First Union - Lehman Brothers Commercial Mortgage "A3", Series 1997-C2, 6.65%, 11/18/2029	1,800,000	2,014,528
GS Mortgage Securities Corp. II, Series 1999-C1, 6.11%, 11/18/2030	1,300,000	1,433,508
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	167,990	190,409
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, 5.98%, 1/15/2039	650,000	719,783
Nomura Asset Securities Corp., Series 1998-D6, 6.59%, 3/15/2030	1,000,000	1,137,329
Total Collateralized Mortgage Obligations (Cost $13,402,103)		13,876,037

US Agency Obligations 3.0%
Federal Home Loan Mortgage Corp.:
4.5%, 1/15/2013	2,140,000	2,164,940
5.875%, 3/21/2011	500,000	549,936
Federal National Mortgage Association: 6.125%, 3/15/2012	2,150,000	2,442,191
6.5%, 10/1/2029	400,000	416,875
Total US Agency Obligations (Cost $5,512,503)		5,573,942

Government National Mortgage Association 4.1%
Government National Mortgage Association:
5.0%, 10/1/2033	519,509	520,821
5.5%, 10/1/2033 (e)	900,000	922,500
6.0%, 10/1/2033	1,170,226	1,216,058
6.5%, 7/15/2016	495,942	526,617
6.5%, 10/15/2032	1,688,493	1,779,208
7.0%, 9/15/2032	1,187,778	1,263,025
8.0%, 5/15/2032	299,984	325,873
8.0%, 4/15/2033	827,132	893,544
8.5%, 8/1/2028	139,033	152,503
9.0%, 11/15/2020	83,904	93,094
Total Government National Mortgage Association (Cost $7,521,252)		7,693,243

	Shares	Value ($)

Investments in Affiliated Investment Companies 22.0%
Cash Management Fund Institutional, 0.85% (b) (Cost $41,443,543)	41,443,543	41,443,543

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $209,057,280) (a)	114.6	215,657,936

Wrapper Agreements(c)
Bank of America, NA (Book Value $64,166,091; crediting rate 5.42%)		(3,136,003)
National Westminster Bank PLC (Book Value $41,795,368; crediting rate 5.97%) (f)		(2,629,973)
Transamerica Life Insurance & Annuity Co. (Book Value $63,063,535; crediting rate 5.30%)		(2,859,143)
Total Wrapper Agreements	(4.6)	(8,625,119)
Other Assets and Liabilities, Net	(10.0)	(18,857,304)
Net Assets	100.0	188,175,513

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2003.
(a) The cost for federal income tax purposes was $209,104,924. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $6,553,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,938,802 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $385,790.
(b) Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Each Wrapper Agreement obligates the wrapper provider to maintain the Book Value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The crediting rate shown is as of September 30, 2003.
(d) When issued or forward delivery pools included (see Notes to Financial Statements).
(e) Mortgage dollar rolls included.
(f) Fixed-maturity wrapper agreement. The Portfolio might not be able to obtain a replacement Wrapper Agreement by the maturity date (3/31/2006), which might adversely affect the yield and return of the Portfolio.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investment in securities, at value* (cost $209,057,280)	$ 215,657,936
Cash	270,808
Receivable for investments sold	5,617,161
Interest receivable	1,139,818
Total assets	222,685,723
Liabilities
Payable for investments purchased	14,859,451
Payable for when-issued and forward delivery securities	3,330,455
Payable for investments purchased - mortgage dollar rolls	7,496,362
Wrapper agreements	8,625,119
Accrued advisory fee	101,157
Other accrued expenses and payables	97,666
Total liabilities	34,510,210
Net assets, at value	$ 188,175,513

* Includes investment in Cash Management Fund Institutional of $41,443,543.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Interest	$ 6,539,613
Credit rate income	1,626,355
Mortgage dollar roll income	294,805
Dividends from Cash Management Fund Institutional	417,271
Total income	8,878,044
Expenses: Advisory fee	513,279
Wrapper fees	191,702
Administrator service fee	76,738
Auditing	35,485
Legal	54,524
Other	1,735
Total expenses, before expense reductions	873,463
Expense reductions	(336,554)
Total expenses, after expense reductions	536,909
Net investment income	8,341,135
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	940,056
Net unrealized appreciation (depreciation) during the period on: Investments	(1,847,948)
Wrapper agreements	613,087
Net gain (loss) on investment transactions	(294,805)
Net increase (decrease) in net assets resulting from operations	$ 8,046,330

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 8,341,135	$ 13,295,566
Net realized gain (loss) on investment transactions	940,056	6,153,335
Net unrealized appreciation (depreciation) on investments during the period	(1,847,948)	(338,244)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	613,087	(5,815,091)
Net increase (decrease) in net assets resulting from operations	8,046,330	13,295,566
Capital transactions in shares of beneficial interest: Proceeds from capital invested	73,233,313	77,768,963
Value of capital withdrawn	(130,733,865)	(139,335,396)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(57,500,552)	(61,566,433)
Increase (decrease) in net assets	(49,454,222)	(48,270,867)
Net assets at beginning of period	237,629,735	285,900,602
Net assets at end of period	$ 188,175,513	$ 237,629,735

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	188	238	286	309	341
Ratio of expenses before expense reductions (%)	.57	.54	.54	.49	.50
Ratio of expenses after expense reductions (%)	.35	.35	.35	.35	.35
Ratio of net investment income (%)	5.43	5.34	5.65	5.79	5.57
Portfolio turnover rate (%)	304	233	249	237	291
Total Investment Return (%)[a]	5.45	5.50	5.82	5.96	5.71
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Portfolio ("PreservationPlus Portfolio" or the "Portfolio") is a diversified series of Scudder Investment Portfolios (formerly BT Investment Portfolios) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credit rate income is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $260,858,997 and $255,071,602, respectively. Purchases and sales of US Treasury obligations aggregated $93,195,697 and $106,325,263, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $103,682,471 and $103,973,940, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.35% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. This fee is not charged on assets invested in affiliated Money Market Funds.

For the year ended September 30, 2003, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended September 30, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $336,554 and the amount imposed aggregated $176,725, which was equivalent to an annual effective rate of 0.12% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was $76,738, of which $16,032 is unpaid at September 30, 2003.

Effective June 6, 2003, State Street Bank and Trust Company is the Portfolio's custodian. Prior to June 6, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Portfolio's custodian.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Wrapper Agreements

The Portfolio enters into Wrapper Agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A Wrapper Agreement obligates the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets is generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeds the market value of the covered assets (including accrued interest), the wrapper provider becomes obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement is less than the market value of the covered assets (including accrued interest), the Portfolio becomes obligated to pay the difference to the wrapper provider in the event of shareholder redemptions. The circumstances under which payments are made and the timing of payments between the Portfolio and the wrapper providers may vary based on the terms of the Wrapper Agreements. At September 30, 2003, the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until withdrawals exceed a specified percentage (ranging from 10% to 20%) of the covered assets, after which time payment covering the difference between Book Value and covered market value will occur. There were no such payments to or from the wrapper providers during the year ended September 30, 2003.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

On October 1, 2002, a shareholder redemption, representing approximately 49% of the Portfolio's net assets, was processed. Concurrently, as a result of Credit Suisse Financial Products' (Credit Suisse) notice of intent to "wind down" its Wrapper Agreement pursuant to the terms therein, the Advisor elected to terminate the Wrapper Agreement between the Portfolio and Credit Suisse. This termination resulted in no payments between the Portfolio and Credit Suisse.

F. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Portfolio. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in an increase/decrease in net assets. At September 30, 2003, the Wrapper Agreements had a fair value of $8,625,119, which the Portfolio reflected as a payable to the wrapper providers.

Report of Ernst and Young LLP, Independent Auditors

To the Board of Trustees of Scudder Investment Portfolios and the Shareholders of the PreservationPlus Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PreservationPlus Portfolio (the "Portfolio") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Portfolio's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Portfolio at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Philadelphia, Pennsylvania November 7, 2003

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Investment Class	Institutional Class
Nasdaq Symbol	BTPSX	BTPIX
CUSIP Number	81111Y 507	81111Y 408
Fund Number	823	555

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Preservation Plus
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Preservation Plus Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Preservation Plus Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------